SECURITIES AND EXCHANGE COMMISSION

WASHINGTON D.C. 20549

FORM 8-K

Current Report Pursuant
To Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report	January 14, 2004
(Date of earliest event reported)	(January 2, 2004)

Protection One, Inc.	Protection One Alarm Monitoring, Inc.
(Exact Name of Registrant as Specified in Charter)	(Exact Name of Registrant as Specified in Charter)

Delaware	Delaware
(State or Other Jurisdiction of Incorporation)	(State or Other Jurisdiction of Incorporation)

1-12181-01	1-12181
(Commission File Number)	(Commission File Number)

93-1063818	93-1065479
(I.R.S. Employer Identification No.)	(I.R.S. Employer Identification No.)

818 S. Kansas Avenue Topeka, Kansas 66612	818 S. Kansas Avenue Topeka, Kansas 66612
(Address of Principal Executive Offices, Including Zip Code)	(Address of Principal Executive Offices, Including Zip Code)

(785) 575-1707	(785) 575-1707
(Registrant’s Telephone Number, Including Area Code)	(Registrant’s Telephone Number, Including Area Code)

PROTECTION ONE, INC.

Item 5.  Other Events.

On January 2, 2004 Westar Energy, Inc. (NYSE: WR) (“WR”) and Westar Industries, Inc. (“WI”) (WR and WI collectively being, “Westar”) filed with the Kansas Corporation Commission, KCC Docket No. 01-WSRE-949-GIE, Westar Energy, Inc. and Westar Industries, Inc., Motion for Sale (the “Westar Motion”).  In the Westar Motion Westar disclosed updated tax sharing amounts under the WR and Protection One tax sharing agreement for tax years 2002, 2003 and 2004, which Westar stated are estimates that will not be final until the relevant tax years are closed out by the IRS.  The Westar Motion is filed as Exhibit 99.1 to this report.

The Westar Motion seeks approval of the Purchase Agreement, dated as of December 23, 2003, between POI Acquisition, L.L.C. (“Acquisition”), WI and WR (the “Purchase Agreement”) under which Westar agreed to sell its approximately 88% equity interest in Protection One and to transfer Westar’s rights and obligations as the lender under Protection One’s credit facility to Acquisition.  The Purchase Agreement is filed (by incorporation by reference) as Exhibit 99.2 to this report.  Protection One has not verified the accuracy of certain of Westar’s estimates of the tax sharing payments.

Protection One is not a party to the Westar Motion or to the Purchase Agreement.

The information referenced in this report is intended to be considered in the context of Protection One’s SEC filings and other public announcements that it may make, by press release or otherwise, from time to time.  Protection One disclaims any current intention to revise or update the information contained in this report.  In addition, this Form 8-K contains forward-looking statements intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995.  These forward-looking statements generally can be identified as such because the context of the statement includes words such as we “believe,” “expect,” “anticipate,” “estimated” or other words of similar import.  All such forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements.  Protection One does not undertake any obligation to update this Form 8-K for subsequent events regarding WR’s potential sale of its interests in Protection One to POI Acquisition, L.L.C.  Stockholders and other security holders or buyers of Protection One’s securities or Protection One’s other creditors should not assume that material events subsequent to the date of this Form 8-K have not occurred.

Item 7.  Exhibits.

(c) Exhibits:

Exhibit 99.1	KCC Docket No. 01-WSRE-949-GIE; Westar Energy, Inc. and Westar Industries, Inc.; Motion for sale dated January 2, 2004.

Exhibit 99.2

Purchase Agreement, dated as of December 23, 2003, between POI Acquisition, L.L.C., Westar Industries, Inc. and Westar Energy, Inc. (incorporated by reference from Exhibit 99.2 to the Form 8-K of Westar Energy, Inc. for the report dated December 23, 2003 (filed on December 24, 2003) (File No. 1-3523)).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROTECTION ONE, INC.

Date:	January 14, 2004	By:	/s/ Darius G. Nevin
Darius G. Nevin
Executive Vice President and Chief Financial Officer

PROTECTION ONE ALARM MONITORING, INC.

Date	January 14, 2004	By:	/s/ Darius G. Nevin
Darius G. Nevin
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit 99.1	KCC Docket No. 01-WSRE-949-GIE; Westar Energy , Inc. and Westar Industries, Inc.; Motion for sale dated January 2, 2004.

Exhibit 99.2

Purchase Agreement, dated as of December 23, 2003, between POI Acquisition, L.L.C., Westar Industries, Inc. and Westar Energy, Inc. (incorporated by reference from Exhibit 99.2 to the Form 8-K of Westar Energy, Inc. for the report dated December 23, 2003 (filed on December 24, 2003) (File No. 1-3523)).